                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)            April 16, 1999
                                                 -------------------------------

                          SMARTALK TELESERVICES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         California                   0-21579                   95-4502740
----------------------------      ----------------        ----------------------

(State or Other Jurisdiction      (Commission File             (IRS Employer
     of Incorporation)                Number)               Identification No.)

     5080 Tuttle Crossing Boulevard, Dublin, Ohio                     43016-3566
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

The Company's telephone number, including area code      (614) 789-8600
                                                   -----------------------------


                                   No change
--------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     As previously disclosed in a Current Report on Form 8-K, on January 19, 1999, SmarTalk TeleServices, Inc. and certain of its non-foreign subsidiaries (collectively, the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Cases Nos. 99-108 to 99-127).

     Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, on April 16, 1999 the Company filed its Monthly Operating Report for the month ending February 28, 1999, for the period of January 20, 1999 through February 28, 1999 (the "February MOR") with the Office of the United States Trustee -Region 3 and the Bankruptcy Court.

     A copy of the February MOR is attached hereto as Exhibit 99.1, and incorporated herein by reference./1/


ITEM 7.  EXHIBITS

Exhibit No.    Description
----------     -----------

99.1 Monthly Operating Report for the month ending February 28, 1999, for the period of January 20, 1999 through February 28, 1999

----------------------
/1/ The attachments and exhibits referenced in the February MOR are not attached as part of Exhibit 99.1, but are available at the Office of the United States Trustee and the Bankruptcy Court. In addition, the Company agrees that it will furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.

                              (Page 2 of 4 Pages)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SMARTALK TELESERVICES, INC.



Date: April 23, 1999              By:  /s/ Thaddeus Bereday
                                       ------------------------------
                                       Name:  Thaddeus Bereday
                                       Title: Vice President and General Counsel

                              (Page 3 of 4 Pages)

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.   Description
----------    -----------

99.1 Monthly Operating Report for the month ending February 28, 1999, for the period of January 20, 1999 through February 28, 1999





                              (Page 4 of 4 Pages)

                                                                    EXHIBIT 99.1
                                                                    ------------


     DEBTORS: WORLDWIDE DIRECT, INC., et al.                                ACCRUAL BASIS -1
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     CASE  NUMBERS: 99-108 to 99-127 (MFW)
     ---------------------------------------------------------------
     ---------------------------------------------------------------
     JUDGE: Honorable Mary F. Walrath
     ---------------------------------------------------------------


                OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                     CONSOLIDATED MONTHLY OPERATING REPORT
                    FOR THE MONTH ENDING: February 28, 1999
         FOR THE PERIOD: January 20, 1999 through February 28, 1999

     ==========================================================================================

                                                    Document        Previously      Explanation
     Required Attachments                           Attached        Submitted        Attached

     1. Tax Receipts                                  (X)              (_)              (_)

     2. Bank Statements                               (X)              (_)              (_)

     3. Most recently filed Income Tax                (_)              (X)              (_)
        Return

     4. Most recent Annual Financial                  (_)              (X)              (_)
        Statements prepared by accountant

     NOTE: THIS CONSOLIDATED MONTHLY OPERATING REPORT IS FILED ON A CONSOLIDATED
     BASIS FOR EACH OF THE 20 ENTITIES THAT IS A DEBTOR-IN-POSSESSION IN THE
     ABOVE CAPTIONED CASES. INFORMATION, WHERE INDICATED, IS PROVIDED HEREIN
     WITH RESPECT TO NON-DEBTOR SUBSIDIARIES. THIS INFORMATION IS PROVIDED FOR
     INFORMATIONAL PURPOSES ONLY ON A BASIS CONSISTENT WITH THE DEBTORS PRIOR
     PUBLIC FINANCIAL REPORTING.

     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
     DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY
     OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE
     ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS
     ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN
     RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY
     KNOWLEDGE.

     RESPONSIBLE  PARTY:

     /s/ Thaddeus Bereday                                           Vice President & General Counsel
     -------------------------------------------------------        --------------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE  PARTY                                    TITLE

     Thaddeus Bereday                                                     4/15/99
     -------------------------------------------------------        --------------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                                            DATE

     PREPARER:
                                                                    Former Assistant Controller,
     /s/ Lois Mannon                                                SmarTalk Teleservices, Inc.
     -------------------------------------------------------        -------------------------------
     ORIGINAL SIGNATURE OF PREPARER                                              TITLE

     Lois Mannon                                                          4/15/99
     -------------------------------------------------------        -------------------------------
     PRINTED NAME OF PREPARER                                                     DATE

     All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later the 15th day of the month following the end of the month covered by the report.

        ----------------------------------------------
        DEBTORS: WORLDWIDE DIRECT, INC., et al.              ACCRUAL BASIS - 2
        ----------------------------------------------
        ----------------------------------------------
        CASE  NUMBERS: 99-108 to 99-127 (MFW)
        ----------------------------------------------

        ----------------------------------------------
        COMPARATIVE  BALANCE  SHEET                                FIRST QUARTER
                                                                   -----
        ---------------------------------------------------------------------------------------------
                                                                 MONTH         MONTH         MONTH
                                                           ------------------------------------------
        ASSETS
        ---------------------------------------------------------------------------------------------
            UNRESTRICTED  CASH
        ---------------------------------------------------------------------------------------------
            RESTRICTED  CASH                                      SEE ATTACHED BALANCE SHEET
        ---------------------------------------------------------------------------------------------
         1. TOTAL  CASH
        ---------------------------------------------------------------------------------------------
         2. ACCOUNTS  RECEIVABLE  (NET)
        ---------------------------------------------------------------------------------------------
         3. INVENTORY
        ---------------------------------------------------------------------------------------------
         4. NOTES  RECEIVABLE
        ---------------------------------------------------------------------------------------------
         5. PREPAID  EXPENSES
        ---------------------------------------------------------------------------------------------
         6. OTHER  (ATTACH  LIST)
        ---------------------------------------------------------------------------------------------
         7. TOTAL  CURRENT  ASSETS
        =============================================================================================
         8. PROPERTY,  PLANT  &  EQUIPMENT
        ---------------------------------------------------------------------------------------------
         9. LESS:  ACCUMULATED
            DEPRECIATION / DEPLETION
        ---------------------------------------------------------------------------------------------
        10. NET  PROPERTY,  PLANT  &
            EQUIPMENT
        ---------------------------------------------------------------------------------------------
        11. DUE FROM AFFILIATES & INSIDERS
        ---------------------------------------------------------------------------------------------
            AMORTIZATION  (ATTACH  LIST)
        ---------------------------------------------------------------------------------------------
        13. OTHER (ATTACH LIST)
        ---------------------------------------------------------------------------------------------
        14. TOTAL ASSETS
        ---------------------------------------------------------------------------------------------
        POSTPETITION  LIABILITIES
        ---------------------------------------------------------------------------------------------
        15. ACCOUNTS  PAYABLE
        ---------------------------------------------------------------------------------------------
        16. TAXES  PAYABLE
        ---------------------------------------------------------------------------------------------
        17. NOTES  PAYABLE
        ---------------------------------------------------------------------------------------------
        18. PROFESSIONAL  FEES
        ---------------------------------------------------------------------------------------------
        19. SECURED  DEBT
        ---------------------------------------------------------------------------------------------
        20. DUE TO AFFILIATES & INSIDERS
        ---------------------------------------------------------------------------------------------
        21. OTHER  (ATTACH  LIST)
        ---------------------------------------------------------------------------------------------
        22. TOTAL  POSTPETITION
            LIABILITIES

        PREPETITION LIABILITIES
        =============================================================================================
        23. SECURED  DEBT
        ---------------------------------------------------------------------------------------------
        24. PRIORITY  DEBT
        ---------------------------------------------------------------------------------------------
        25. UNSECURED  DEBT
        ---------------------------------------------------------------------------------------------
        26. OTHER (ATTACH LIST)
        ---------------------------------------------------------------------------------------------
        27. TOTAL  PREPETITION  LIABILITIES
        ---------------------------------------------------------------------------------------------
        28. TOTAL LIABILITIES
        =============================================================================================

        EQUITY
        ---------------------------------------------------------------------------------------------
        29. PREPETITION  OWNERS'  EQUITY
        ---------------------------------------------------------------------------------------------
        30. POSTPETITION  CUMULATIVE
            PROFIT  OR  (LOSS)
        ---------------------------------------------------------------------------------------------
            DIRECT  CHARGES  TO  EQUITY
            (ATTACH  EXPLANATION)
        ---------------------------------------------------------------------------------------------
        31. TOTAL  EQUITY
        ---------------------------------------------------------------------------------------------
        32. TOTAL  LIABILITIES  &
            OWNERS'  EQUITY
        ---------------------------------------------------------------------------------------------

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                          CONSOLIDATING BALANCE SHEET
                           As of: FEBRUARY 28, 1999

NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED. THESE ESTIMATED RESULTS DO NOT REFLECT ANY LOSS THAT MAY BE RECORDED FROM THE SALE OF SUBSTANTIALLY ALL OF THE DEBTORS' AND NON-DEBTORS' ASSETS TO AT&T CORPORATION AS OF MARCH 31, 1999.

                                                                             NON-DEBTOR SUBSIDIARIES
                                                                      (Provided for informational purposes
                                                                     only on a basis consistent with Debtors
                                                                       previous public financial reporting)
                                                                                                                    FEBRUARY
                                                                             SMTK                 SMTK                1999
                                          SMTK                              CANADA                 UK            TOTAL DEBTORS &
                                         DEBTORS                         NON - DEBTOR         NON - DEBTOR        NON - DEBTORS
Assets                               -----------------               ----------------------------------------------------------
Current Assets:
Cash                                        655,804                         860,145              137,784             1,653,733
Accounts Receivable                      38,220,078                       1,766,098              285,266            40,271,442
Allowance for doubtful accounts         (13,740,226)                       (151,730)                               (13,891,956)
Notes Receivable                          4,583,112                           9,839                                  4,592,951
Inventory                                 7,456,697                         185,263              102,770             7,744,730
Prepaid Expenses                          1,957,714                         118,007              151,423             2,227,144
Other Current Assets                      1,257,092                           4,592                                  1,261,684
                                     -----------------               ----------------------------------------------------------
Total Current Assets                     40,390,271                       2,792,214              677,243            43,859,728

Non Current:
Property and equipment, net              15,481,080                         234,338              598,078            16,313,496
Intangibles, net                        286,869,079                      11,692,046            1,837,295           300,398,420
Other non-current assets                  4,431,729                          75,888               (2,701)            4,504,916
                                     -----------------               ----------------------------------------------------------
Total Non Current                       306,781,889                      12,002,272            2,432,672           321,216,833
                                     -----------------               ----------------------------------------------------------

Total Assets                            347,172,160                      14,794,486            3,109,915           365,076,561
                                     =================               ==========================================================

Liabilities and Equity
Current Liabilities:
Post-Petition Accounts Payable             (186,318)                      2,314,822              752,917             2,881,421
Deferred Revenue                         22,269,147                       1,154,509              690,262            24,113,918
Excise & Sales Tax Payable                  361,853                          63,159               27,323               452,335
Accrued Marketing Cost                      643,702                          48,257                     -              691,959
Other Accrued                               989,862                         739,907              230,367             1,960,136
Accrued Interest                          4,368,942                                                                  4,368,942
Note Payable                              4,297,998                                                                  4,297,998
Leases Payable (Current)                    112,826                                                                    112,826
                                     -----------------               ----------------------------------------------------------

Total Current Liabilities                32,858,011                       4,320,654            1,700,869            38,879,534

Pre-Petition Accounts Payable            59,246,867                                                                 59,246,867
Pre-Petition Excise &
 Sales Tax Payable                        2,465,777                                                                  2,465,777
Pre-Petition Other Accrued               19,066,785                                                                 19,066,785
Pre-Petition Fletcher Line of Credit     10,000,000                                                                 10,000,000
Long Term Debt                          150,848,694                                               33,449           150,882,143
Intercompany Payable                    (15,539,968)                     11,556,354            3,983,613                    (0)
                                     -----------------               ----------------------------------------------------------
Total Long Term Liabilities             226,088,155                      11,556,354            4,017,062           241,661,571

Total Liabilities                       258,946,166                      15,877,008            5,717,931           280,541,105

Shareholder Equity ( Deficit):
Common Stock                            278,227,664                                                                278,227,664
Accumulated Deficit                    (170,651,501)                     (1,123,440)          (2,571,861)         (174,346,802)

Total Shareholders Equity               107,576,164                      (1,123,440)          (2,571,861)          103,880,863

Cumulative translation adjustment                 -                         206,756              163,011               369,767

Net Loss 1/1/99 - 1/19/99                (6,913,389)                        (84,031)             (52,022)           (7,049,442)
Net Loss 1/20/99 - 2/28/99              (12,436,781)                        (81,807)            (147,144)          (12,665,732)
                                     -----------------               ----------------------------------------------------------
  Total Net Loss 1/1/99 - 2/28/99       (19,350,170)                       (165,838)            (199,166)          (19,715,174)

Total Liabilities and Equity            347,172,160                      14,794,486            3,109,915           365,076,561
                                     =================               ==========================================================

        DEBTORS: WORLDWIDE DIRECT, INC., et al.              ACCRUAL BASIS - 3
        -------------------------------------------

        -------------------------------------------
        CASE  NUMBERS: 99-108 to 99-127 (MFW)                     FIRST QUARTER
        -------------------------------------------


        INCOME STATEMENT
        --------------------------------------
                                                   MONTH         MONTH         MONTH          QUARTER
                                               ------------------------------------------      TOTAL
        ---------------------------------------------------------------------------------------------------
        REVENUES
        ---------------------------------------------------------------------------------------------------
          1. GROSS  REVENUES
        ---------------------------------------------------------------------------------------------------
          2. LESS:  RETURNS & DISCOUNTS          SEE ATTACHED INCOME STATEMENT
        ---------------------------------------------------------------------------------------------------
          3. NET  REVENUE
        ---------------------------------------------------------------------------------------------------
        COST  OF  GOODS  SOLD
        ---------------------------------------------------------------------------------------------------
          4. BEGINNING INVENTORY
        ---------------------------------------------------------------------------------------------------
          5. ADD: PURCHASES
        ---------------------------------------------------------------------------------------------------
          6. LESS: ENDING INVENTORY
        ---------------------------------------------------------------------------------------------------
          7. TOTAL  COST  OF  GOODS  SOLD
        ---------------------------------------------------------------------------------------------------
          8. GROSS  PROFIT
        ---------------------------------------------------------------------------------------------------
        OPERATING  EXPENSES
        ---------------------------------------------------------------------------------------------------
          9. OFFICER / INSIDER  COMPENSATION
        ---------------------------------------------------------------------------------------------------
         10. DIRECT LABOR / SALARIES
        ---------------------------------------------------------------------------------------------------
         11. PAYROLL TAXES
        ---------------------------------------------------------------------------------------------------
         12. RENT & LEASE EXPENSE
        ---------------------------------------------------------------------------------------------------
         13. INSURANCE
        ---------------------------------------------------------------------------------------------------
         14. DEPRECIATION / DEPLETION / AMORTIZATION
        ---------------------------------------------------------------------------------------------------
         15. GENERAL & ADMINISTRATIVE
        ---------------------------------------------------------------------------------------------------
         16. OTHER (ATTACH LIST)
        ---------------------------------------------------------------------------------------------------
         17. TOTAL  OPERATING  EXPENSES
        ---------------------------------------------------------------------------------------------------
         18. INCOME  BEFORE  NON-OPERATING
             INCOME & EXPENSE
        ---------------------------------------------------------------------------------------------------
        OTHER  INCOME  &  EXPENSES
        ---------------------------------------------------------------------------------------------------
         19. NON-OPERATING INCOME (ATT.  LIST)
        ---------------------------------------------------------------------------------------------------
         20. NON-OPERATING EXPENSE (ATT.  LIST)
        ---------------------------------------------------------------------------------------------------
         21. INTEREST  EXPENSE
        ---------------------------------------------------------------------------------------------------
         22. OTHER (ATTACH LIST)
        ---------------------------------------------------------------------------------------------------
         23. NET  OTHER INCOME & EXPENSES
        ---------------------------------------------------------------------------------------------------
        REORGANIZATION  EXPENSES
        ---------------------------------------------------------------------------------------------------
         24. PROFESSIONAL  FEES
        ---------------------------------------------------------------------------------------------------
         25. U.S. TRUSTEE  FEES
        ---------------------------------------------------------------------------------------------------
         26. OTHER (ATTACH LIST)
        ---------------------------------------------------------------------------------------------------
         27. TOTAL  REORGANIZATION  EXPENSES
        ---------------------------------------------------------------------------------------------------
         28. INCOME  TAX
        ---------------------------------------------------------------------------------------------------
         29. NET  PROFIT  (LOSS)
        ---------------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------------


                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                        CONSOLIDATING INCOME STATEMENT
                 For The Period JANUARY 20 - FEBRUARY 28, 1999


NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED. THESE ESTIMATED RESULTS DO NOT REFLECT ANY LOSS THAT MAY BE RECORDED FROM THE SALE OF SUBSTANTIALLY ALL OF THE DEBTORS' AND NON-DEBTORS' ASSETS TO AT&T CORPORATION AS OF MARCH 31, 1999.

                                                                    NON-DEBTOR SUBSIDIARIES
                                                              (Provided for informational purposes
                                                            only on a basis consistent with Debtors'
                                                              previous public financial reporting)
                                                                                                                    TOTAL
                                                                  SMTK                      SMTK                   DEBTORS &
                                 SMTK DEBTORS                    CANADA                      UK                   NON-DEBTORS
                              1/20/99 - 2/28/99             1/20/99 - 2/28/99         1/20/99 - 2/28/99        1/20/99 - 2/28/99
                              -----------------        --------------------------------------------------------------------------
Revenue                           14,744,424                     721,962                   147,503                15,613,889

Cost of revenue                   18,578,466                     483,779                   112,251                19,174,497
                                 -----------           --------------------------------------------------------------------------

     Gross profit (loss)          (3,834,042)                    238,182                    35,252                (3,560,608)

Sales and marketing                  706,100                      25,282                    26,961                   758,342

General and administrative         2,201,473                     214,335                   103,789                 2,519,597

Depreciation and amortizat         4,550,595                      81,701                    48,636                 4,680,933
                                 -----------           --------------------------------------------------------------------------

     Operating loss              (11,292,210)                    (83,136)                 (144,134)              (11,519,479)

  Interest expense                 1,152,647                                                 3,010                 1,155,657

  Interest income                     (8,076)                     (1,329)                                             (9,405)
                                 -----------           --------------------------------------------------------------------------
     Net Loss                    (12,436,781)                    (81,807)                 (147,144)              (12,665,732)
                                 ===========           ==========================================================================


-------------------------------------------------------------------------------              ACCRUAL BASIS -4
DEBTORS: WORLDWIDE DIRECT, INC., et al.                                                           FIRST QUARTER
-------------------------------------------------------------------------------                   -----
                                                                                      Bank: Wells Fargo
-------------------------------------------------------------------------------             -----------
CASE  NUMBERS: 99-108 to 99-127 (MFW)                                          Account no.: 4038-145157
-------------------------------------------------------------------------------             -----------
                                                                               Account type:Operating
                                                                                            ---------

CASH  RECEIPTS  AND                                                             MONTH
                                                                          -----------------
DISBURSEMENTS                                                             1/20/99 - 2/28/99
-------------------------------------------------------------------------------------------------------------
       1. CASH - BEGINNING  OF  MONTH                                              $         -
-------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
-------------------------------------------------------------------------------------------------------------
       2. CASH  SALES (FROM MERCHANT CARD RECHARGES)                               $     320,826
-------------------------------------------------------------------------------------------------------------
       3. COLLECTION OF ACCOUNTS RECEIVABLE                                        $     903,450
-------------------------------------------------------------------------------------------------------------
       4. LOANS  &  ADVANCES                                                       $         -
-------------------------------------------------------------------------------------------------------------
       5. SALE  OF  ASSETS                                                         $         -
-------------------------------------------------------------------------------------------------------------
       6. OTHER:
-------------------------------------------------------------------------------------------------------------
            LOCKBOX COLLECTIONS ON RECEIVABLES 1/20/99-1/31/99     $ 9,682,853
-------------------------------------------------------------------------------------------------------------
            LOCKBOX COLLECTIONS ON RECEIVABLES 2/1/99-2/28/99      $ 3,451,200
-------------------------------------------------------------------------------------------------------------
            TRANSFERS IN FROM SWEEP ACCOUNT 1/20/99-1/31/99*       $   151,573
-------------------------------------------------------------------------------------------------------------
            TRANSFERS IN FROM SWEEP ACCOUNT 2/1/99-2/28/99*        $ 9,940,562
-------------------------------------------------------------------------------------------------------------
            VENDING DEPOSIT RECEIPTS                               $     6,685
-------------------------------------------------------------------------------------------------------------
            DIVIDEND INCOME RECEIPTS                               $     7,537
-------------------------------------------------------------------------------------------------------------
          TOTAL OTHER                                                              $  23,240,410
-------------------------------------------------------------------------------------------------------------
       7. TOTAL  RECEIPTS                                                          $  24,464,686
-------------------------------------------------------------------------------------------------------------
       8. TOTAL  CASH  AVAILABLE                                                   $  24,464,686
-------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------
       1. CHECKS WRITTEN - 1/20/99-1/31/99 (SEE ATTACHED LIST)                     $     355,061
-------------------------------------------------------------------------------------------------------------
       2. CHECKS WRITTEN - 2/1/99-2/28/99 (SEE ATTACHED LIST)                      $   1,210,160
-------------------------------------------------------------------------------------------------------------
       3. WIRE TRANSFERS - 1/20/99-1/31/99 (SEE ATTACHED LIST)                     $   1,929,730
-------------------------------------------------------------------------------------------------------------
       4. WIRE TRANSFERS - 2/1/99-2/28/99 (SEE ATTACHED LIST)                      $   9,957,540
-------------------------------------------------------------------------------------------------------------
       5. OTHER:
-------------------------------------------------------------------------------------------------------------
            CUSTOMER REFUNDS (MERCHANT CARD RETURNS)               $    14,889
-------------------------------------------------------------------------------------------------------------
            CASH TRANSFERS OUT TO PAYROLL ACCOUNT 1/20/99-1/31/99  $   623,786
-------------------------------------------------------------------------------------------------------------
            CASH TRANSFERS OUT TO PAYROLL ACCOUNT 2/1/99-2/28/99   $   867,325
-------------------------------------------------------------------------------------------------------------
            CASH TRANSFERS OUT - 1/20/99-1/31/99*                  $ 6,453,295
-------------------------------------------------------------------------------------------------------------
            CASH TRANSFERS OUT - 2/1/99-2/28/99*                   $ 3,056,637
-------------------------------------------------------------------------------------------------------------
            A/R RETURNS ADJUSTMENT                                 $    99,747
-------------------------------------------------------------------------------------------------------------
            BANK CHARGES                                           $       358
-------------------------------------------------------------------------------------------------------------
          TOTAL OTHER                                                           $      11,116,037
-------------------------------------------------------------------------------------------------------------

                                                                  -------------------------------------------

-------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                              $  24,568,528
-------------------------------------------------------------------------------------------------------------
          ENDING ACCOUNT BALANCE                                                   $    (103,842)
-------------------------------------------------------------------------------------------------------------
  ADD: CASH BALANCES FROM NON-OPERATING ACCOUNTS                                   $     759,646
-------------------------------------------------------------------------------------------------------------
          SEE ACCRUAL BASIS - 6
-------------------------------------------------------------------------------------------------------------
  ADD: TOTAL NON-DEBTOR CASH BALANCES                                              $     997,929
-------------------------------------------------------------------------------------------------------------
          NON-DEBTOR SUBSIDIARIES (Provided for informational
-------------------------------------------------------------------------------------------------------------
             purposes only on a basis consistent with Debtors' previous
-------------------------------------------------------------------------------------------------------------
             public financial reporting)  SEE ACCRUAL BASIS - 6
-------------------------------------------------------------------------------------------------------------
END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS - 6, LINE 13)                     $   1,653,734
-------------------------------------------------------------------------------------------------------------

* CASH TRANSFERS line items represent inter-account transfers to other SMTK accounts including overnight sweep accounts.


----------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al                            ACCRUAL BASIS - 5
----------------------------------------------

----------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
---------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 MONTH              MONTH               MONTH
ACCOUNTS RECEIVABLE AGING                                  1/20/99 - 2/28/99
----------------------------------------------------------------------------------------------------------------------------------
1. 0 - 30 days old                                      $         10,955,459
----------------------------------------------------------------------------------------------------------------------------------
2. 31 - 60 days old                                                5,319,837
----------------------------------------------------------------------------------------------------------------------------------
3. 61 - 90 days old                                                7,718,819
----------------------------------------------------------------------------------------------------------------------------------
4. 91 + days old                                                  14,225,963
----------------------------------------------------------------------------------------------------------------------------------
5. TOTAL ACCOUNTS RECEIVABLE                                      38,220,078
----------------------------------------------------------------------------------------------------------------------------------
6. AMOUNT CONSIDERED UNCOLLECTIBLE                                13,740,226
----------------------------------------------------------------------------------------------------------------------------------
7. ACCOUNTS RECEIVABLE (NET)                            $         24,279,852
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------                   MONTH: January 20 - February 28, 1999
                                                                         -------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
----------------------------------------------------------------------------------------------------------------------------------
                                  0-30               31-60             61-90                91+                      TOTAL
                                  DAYS               DAYS              DAYS                DAYS
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE           $        (377,775)   $        191,457   $        -           $        -           $          (186,318)
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
STATUS OF POSTPETITION TAXES                                      MONTH: January 20 - February 28, 1999
                                                                         ------------------------------
                             BEGINNING               AMOUNT                                 ENDING
                               TAX               WITHHELD AND/        AMOUNT                  TAX                DELINQUENT
FEDERAL                      LIABILITY*            OR ACCRUED          PAID                LIABILITY               TAXES
  1. WITHHOLDING**          $            -      $        341,774   $    291,229         $     50,545         $               -
---------------------------------------------------------------------------------------------------------------------------------
  2. FICA-EMPLOYEE**        $            -      $        128,183   $    104,670         $     23,513         $               -
---------------------------------------------------------------------------------------------------------------------------------
  3. FICA-EMPLOYER**        $            -      $        128,183   $    104,670         $     23,513         $               -
---------------------------------------------------------------------------------------------------------------------------------
  4. UNEMPLOYMENT           $            -      $          6,406   $      5,800         $        607         $               -
---------------------------------------------------------------------------------------------------------------------------------
  5. INCOME                 $            -      $            -     $        -           $        -           $               -
---------------------------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)    $            -      $            -     $        -           $        -           $               -
---------------------------------------------------------------------------------------------------------------------------------
  7. TOTAL FEDERAL TAXES    $            -      $        604,545   $    506,369         $     98,176         $               -
---------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------------------
  8. WITHHOLDING            $            -      $         84,218   $     67,468         $     16,750         $               -
---------------------------------------------------------------------------------------------------------------------------------
  9. SALES                  $            -      $        123,541   $     33,706         $     89,835         $               -
---------------------------------------------------------------------------------------------------------------------------------
 10. EXCISE                 $            -      $        251,194   $        -           $    251,194         $               -
---------------------------------------------------------------------------------------------------------------------------------
 11. UNEMPLOYMENT           $            -      $         31,460   $     27,463         $      3,997         $               -
---------------------------------------------------------------------------------------------------------------------------------
 12. REAL PROPERTY          $            -      $            -     $        -           $        -           $               -
---------------------------------------------------------------------------------------------------------------------------------
 13. PERSONAL PROPERTY      $            -      $                  $        -           $        -           $               -
---------------------------------------------------------------------------------------------------------------------------------
 14. OTHER-STATE DISABILITY $            -      $            499   $        422         $         77         $               -
---------------------------------------------------------------------------------------------------------------------------------
 15. TOTAL STATE & LOCAL    $            -      $        490,912   $    129,059         $    361,853         $               -
---------------------------------------------------------------------------------------------------------------------------------
 16. TOTAL TAXES            $            -      $      1,095,456   $    635,427         $    460,029         $               -
---------------------------------------------------------------------------------------------------------------------------------
*   The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
NOTE: Withholdings are processed and remitted directly by Automatic Data Processing (ADP) a third party payroll processor.

-------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                    ACCRUAL BASIS - 6
-------------------------------------------------

-------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
-------------------------------------------------

The  debtor  in  possession  must  complete  the  reconciliation  below  for  each  bank  account, including  all  general,  payroll  and  tax  accounts,  as  well  as  all  savings  and  investment accounts,  money  market  accounts,  certificates  of  deposit,  government obligations, etc.
Accounts  with  restricted  funds should be identified  by  placing  an  asterisk next to the account  number.  Attach  additional  sheets  if  necessary.


                                                    MONTH: January 20, 1999 - February 28, 1999
                                                    -------------------------------------------
BANK RECONCILIATIONS
                                                 Account #1          Account #2          Account #3
----------------------------------------------------------------------------------------------------------------------------------
A.     BANK:
------------------------------------------------------------------------------------------------------------
B.     ACCOUNT  NUMBER:                                                                                             TOTAL
-------------------------------------------------------------------------------------------------------------
C.     PURPOSE  (TYPE):
----------------------------------------------------------------------------------------------------------------------------------
  1. BALANCE  PER  BANK  STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
  2. ADD:  TOTAL  DEPOSITS  NOT  CREDITED        SEE ATTACHED BANK RECONCILIATIONS WITH
----------------------------------------------------------------------------------------------------------------------------------
  3. SUBTRACT:  OUTSTANDING  CHECKS              SUPPORTING BANK STATEMENTS AND G/L DETAIL
----------------------------------------------------------------------------------------------------------------------------------
  4. OTHER  RECONCILING  ITEMS (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
  5. MONTH  END  BALANCE  PER  BOOKS
----------------------------------------------------------------------------------------------------------------------------------
  6. NUMBER  OF  LAST  CHECK  WRITTEN
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS

----------------------------------------
                                                 DATE OF             TYPE OF             PURCHASE                   CURRENT
BANK ACCOUNT NAME & NUMBER                       PURCHASE           INSTRUMENT            PRICE                      VALUE
----------------------------------------------------------------------------------------------------------------------------------
7.
----------------------------------------------------------------------------------------------------------------------------------
8.
----------------------------------------------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------------------------------------
11.           TOTAL  INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
CASH

---------------------------------------
12. CURRENCY ON HAND
----------------------------------------------------------------------------------------------------------------------------------

13. TOTAL  CASH  -  END  OF MONTH
----------------------------------------------------------------------------------------------------------------------------------



 DEBTORS: WORLDWIDE DIRECT, INC. et al                                                                             ACCRUAL BASIS - 6
 --------------------------------------------------------------------------------------------------
 CASE  NUMBERS: 99-108 to 99-127 (MFW)
 --------------------------------------------------------------------------------------------------


 The  debtor  in  possession  must  complete  the  reconciliation  below  for  each  bank  account, including  all  general,  payroll  and  tax  accounts,  as  well  as  all  savings  and  investment accounts,  money  market  accounts,  certificates  of  deposit,  government obligations, etc.
 Accounts  with  restricted  funds should be identified  by  placing  an  asterisk next to the account  number.  Attach  additional  sheets  if  necessary.


                                                                          MONTH:   January 20, 1999 - February 28, 1999
                                                                                   ----------------------------------------------
 BANK RECONCILIATIONS
                                                                      Account #1      Account #2      Account #3    Account #4
 --------------------------------------------------------------------------------------------------------------------------------
 A.          BANK:                                                    Wells Fargo     Wells Fargo    Wells Fargo    Wells Fargo
 --------------------------------------------------------------------------------------------------------------------------------
 B.           ACCOUNT  NUMBER:                                        4091-382796     4091-382853    4091-382812    4311-782163
 --------------------------------------------------------------------------------------------------------------------------------
 C.           PURPOSE  (TYPE):                                      Payroll (SMTK)  Payroll (Promo) Payroll (GTI) Paryoll (Fmtr)
 --------------------------------------------------------------------------------------------------------------------------------
              1.  BALANCE  PER  BANK  STATEMENT                             -              -              -              -
 --------------------------------------------------------------------------------------------------------------------------------
              2.  ADD:  TOTAL  DEPOSITS  NOT  CREDITED                      -              -              -              -
 --------------------------------------------------------------------------------------------------------------------------------
              3.  SUBTRACT:  OUTSTANDING  CHECKS                        (15,807)           -          (5,968)            -
 --------------------------------------------------------------------------------------------------------------------------------
              4.  OTHER  RECONCILING  ITEMS (ATTACH LIST)                   -              -              -              -
 --------------------------------------------------------------------------------------------------------------------------------
              5.  MONTH  END  BALANCE  PER  BOOKS                       (15,807)           -          (5,968)            -
 --------------------------------------------------------------------------------------------------------------------------------
              6.  NUMBER  OF  LAST  CHECK  WRITTEN
 --------------------------------------------------------------------------------------------------------------------------------



 BANK RECONCILIATIONS
                                                                        Account #5   Account #6     Account #7    Account #8
 ---------------------------------------------------------------------------------------------------------------------------------
 A.          BANK:                                                    Wells Fargo    Wells Fargo    Wells Fargo   Wells Fargo
 ---------------------------------------------------------------------------------------------------------------------------------
 B.           ACCOUNT  NUMBER:                                        4311-781165    4091-382846   4091-382770   4311-781405
 ---------------------------------------------------------------------------------------------------------------------------------
 C.           PURPOSE  (TYPE):                                      Payroll (CQ) Lockbox (Promo)  Lockbox (GTI)  Lockbox (Fmtr)
 ---------------------------------------------------------------------------------------------------------------------------------
              1.  BALANCE  PER  BANK  STATEMENT                           -               -            -              -
 ---------------------------------------------------------------------------------------------------------------------------------
              2.  ADD:  TOTAL  DEPOSITS  NOT  CREDITED                    -               -            -              -
 ---------------------------------------------------------------------------------------------------------------------------------
              3.  SUBTRACT:  OUTSTANDING  CHECKS                     (16,918)             -            -              -
 ---------------------------------------------------------------------------------------------------------------------------------
              4.  OTHER  RECONCILING  ITEMS (ATTACH LIST)                 -               -            -              -
 ---------------------------------------------------------------------------------------------------------------------------------
              5.  MONTH  END  BALANCE  PER  BOOKS                    (16,918)             -            -              -
 ---------------------------------------------------------------------------------------------------------------------------------
              6.  NUMBER  OF  LAST  CHECK  WRITTEN
 ---------------------------------------------------------------------------------------------------------------------------------


 BANK RECONCILIATIONS
                                                                   Account #9          Account #10     Account #11    Account #12
 ----------------------------------------------------------------------------------------------------------------------------------
 A.          BANK:                                                 Wells Fargo         Wells Fargo     Wells Fargo     Wells Fargo
 ----------------------------------------------------------------------------------------------------------------------------------
 B.           ACCOUNT  NUMBER:                                     4038-145272         4038-145231     4038-145199     4311-781082
 ----------------------------------------------------------------------------------------------------------------------------------
 C.           PURPOSE  (TYPE):                                    Direct Cust. Svc.  Direct Merchant  Lockbox (Direct)  Lockbox (CQ)
 ----------------------------------------------------------------------------------------------------------------------------------
              1.  BALANCE  PER  BANK  STATEMENT                         -                    -             4,828           -
 ----------------------------------------------------------------------------------------------------------------------------------
              2.  ADD:  TOTAL  DEPOSITS  NOT  CREDITED                  -                    -                -            -
 ----------------------------------------------------------------------------------------------------------------------------------
              3.  SUBTRACT:  OUTSTANDING  CHECKS                        -                    -                -            -
 ----------------------------------------------------------------------------------------------------------------------------------
              4.  OTHER  RECONCILING  ITEMS (ATTACH LIST)               -                    -                -            -
 ----------------------------------------------------------------------------------------------------------------------------------
              5.  MONTH  END  BALANCE  PER  BOOKS                       -                    -             4,828           -
 ----------------------------------------------------------------------------------------------------------------------------------
              6.  NUMBER  OF  LAST  CHECK  WRITTEN
 ----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
        ACCRUAL BASIS - 6


---------------------------------------------------------------------------------------------------------------
 Account #13     Account #14     Account #15     Account #16      Account #17     Account #18     Account #19
---------------------------------------------------------------------------------------------------------------
 Wells Fargo        FNBO           I - Bank      Nations Bank     Wells Fargo     Wells Fargo       Firstar
---------------------------------------------------------------------------------------------------------------
 4311-781124     384011304       301-0005659      0039 3394 3655   4091-382788   4091-390351     48646-8317
---------------------------------------------------------------------------------------------------------------
  PPD Lockbx CQ Merchant Card      Vending         Vending      Lockbox (SMTK)    Merchant Card   Commissions
---------------------------------------------------------------------------------------------------------------
      -          364,360            14,342          48,464            -                -               -
---------------------------------------------------------------------------------------------------------------
      -              -                 -               -              -                -               -
---------------------------------------------------------------------------------------------------------------
      -              -                 -               -              -                -               -
---------------------------------------------------------------------------------------------------------------
      -              -                 -               -              -                -               -
---------------------------------------------------------------------------------------------------------------
      -          364,360            14,342          48,464            -                -               -
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
 Account #20      Account #21    Account #22     Account #23   Account #24    Account #25     Account #26
---------------------------------------------------------------------------------------------------------------
   Firstar      So. Cal. Bank      Firstar         Firstar       Firstar      Wells Fargo     Wells Fargo
---------------------------------------------------------------------------------------------------------------
  48887-2631       4124294       48894-0438       98024-6078    48894-0446    4038-145157     4417-843075
---------------------------------------------------------------------------------------------------------------
 Stock option     Operating       Operating         Sweep     Lockbox (SMTK)   Operating     Sweep (Direct)
---------------------------------------------------------------------------------------------------------------
    3,372             20            2,930          5,029          2,084        (103,841)        340,234
---------------------------------------------------------------------------------------------------------------
      -               -               -               -              -              -               -
---------------------------------------------------------------------------------------------------------------
      -               -               -               -              -              -               -
---------------------------------------------------------------------------------------------------------------
      -               -               -               -              -              -               -
---------------------------------------------------------------------------------------------------------------
    3,372             20            2,930          5,029           2,084       (103,841)        340,234
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

      NON-DEBTOR SUBSIDIARIES
 (Provided for informational purposes
only on a basis consistant with Debtors'
    previous financial reporting)
---------------------------------------------------
  Non - debtor        Non - debtor
---------------------------------------------------
     Cash                 Cash           TOTAL
---------------------------------------------------
    Canada                 UK
---------------------------------------------------
    860,145             137,784        1,679,750
---------------------------------------------------
        -
---------------------------------------------------
                                         (38,692)
---------------------------------------------------
        -
---------------------------------------------------
    860,145             137,784        1,641,058
---------------------------------------------------
---------------------------------------------------

---------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC. et al                                                          ACCRUAL BASIS - 6

---------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC. et al
---------------------------------------------

The  debtor  in  possession  must  complete  the  reconciliation  below  for  each  bank  account, including  all  general,  payroll  and  tax  accounts,  as  well  as  all  savings  and  investment accounts,  money  market  accounts,  certificates  of  deposit,  government obligations, etc.
Accounts  with  restricted  funds should be identified  by  placing  an  asterisk next to the account  number.  Attach  additional  sheets  if  necessary.

                                                                           MONTH:   January 20, 1999 - February 28, 1999
                                                                                  ----------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
INVESTMENT ACCOUNTS

----------------------------------------------------------------------------------------------------------------------------------
                                                                DATE OF              TYPE OF          PURCHASE        CURRENT
BANK ACCOUNT NAME & NUMBER                                      PURCHASE            INSTRUMENT          PRICE          VALUE
----------------------------------------------------------------------------------------------------------------------------------
7.   SUNTRUST COLLATERAL  Acct #:  236000923 & 236000924                       US T-Bills                   -             -
----------------------------------------------------------------------------------------------------------------------------------
8.   US BANK CORPORATE TRUST - Escrow    Acct #:  98501430      Jul-98         Treasury Obligations      12,043        12,676
----------------------------------------------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                                                 12,676
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
CASH

----------------------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                                     -
----------------------------------------------------------------------------------------------------------------------------------

13.  TOTAL CASH - END OF MONTH                                                                                      1,653,733
----------------------------------------------------------------------------------------------------------------------------------

DEBTORS: WORLDWIDE DIRECT, INC., et al.                                                            ACCRUAL BASIS - 7
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
----------------------------------------------------------------------------------------------

                                                                                         MONTH: January 20, 1999 - February 28, 1999
                                                                                                ------------------------------------

                                  PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------------------

OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID
TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE)
AND  TO  PROFESSIONALS.  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF
COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE,
TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

                                                            INSIDERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CUMULATIVE
                                                                               TYPE  OF                       AMOUNT     UNPAID
  NAME                                   POSITION                              PAYMENT                         PAID      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
1.  Bereday, Thaddeus        Vice President, General Counsel, Asst. Sec.       Wages, Expenses              $   20,880
----------------------------------------------------------------------------------------------------------------------------------
2.  Borocz, Joe              SmarTalk Senior Vice Pres. Of Marketing           Wages, Expenses                  20,507
----------------------------------------------------------------------------------------------------------------------------------
3.  Fess, Michelle           President, SmarTalk UK Ltd.                       Wages                             7,269
----------------------------------------------------------------------------------------------------------------------------------
4.  Grillo, Mark             Relative of insider Victor Grillo, Jr & employee  Wages                             5,192
----------------------------------------------------------------------------------------------------------------------------------
5.  Grillo, Victor, Jr.      President, SmarTalk Direct                        Wages, Expenses                  26,693
----------------------------------------------------------------------------------------------------------------------------------
6.  Hamburger, David         Former SmarTalk General Counsel                   Return excess contributions       1,797
----------------------------------------------------------------------------------------------------------------------------------
7.  Lorsch, Robert           SmarTalk Director                                 Expense reimbursement            12,404
----------------------------------------------------------------------------------------------------------------------------------
8.  Spangenberg, Erich       Former SmarTalk CEO                               Wages, Vacation payout, exp.     50,609
----------------------------------------------------------------------------------------------------------------------------------
9.  Teich, Richard           Former SmarTalk employee                          Return excess contributions         804
----------------------------------------------------------------------------------------------------------------------------------
10.  Wooddell, Wayne         SmarTalk CFO                                      Wages, Expenses                  26,402
----------------------------------------------------------------------------------------------------------------------------------
                     TOTAL  PAYMENTS TO INSIDERS                                                              $172,557
----------------------------------------------------------------------------------------------------------------------------------


                                                          PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------------------
                      TYPE                    DATE  OF  COURT
                       OF                    ORDER  AUTHORIZING                    AMOUNT               AMOUNT      TOTAL PAID
    NAME          PROFESSIONAL                    PAYMENT                         APPROVED               PAID         TO DATE
---------------------------------------------------------------------------------------------------------------------------------
1.  NOT APPLICABLE AS THERE WERE NO PAYMENTS MADE TO PROFESSIONALS DURING THE REPORTING PERIOD
---------------------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------------------------
6.  TOTAL  PAYMENTS TO PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION  PAYMENTS
---------------------------------------------------------------------------------------------------------------------------------
                                                                 SCHEDULED             AMOUNTS
                                                                  MONTHLY                PAID          TOTAL
                                                                  PAYMENTS              DURING         UNPAID
NAME OF CREDITOR                                                    DUE                 MONTH       POSTPETITION
---------------------------------------------------------------------------------------------------------------------------------
1.  NOT APPLICABLE DURING THE CURRENT REPORTING PERIOD
---------------------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------------------------
6.
---------------------------------------------------------------------------------------------------------------------------------
7.
---------------------------------------------------------------------------------------------------------------------------------
8.
---------------------------------------------------------------------------------------------------------------------------------
                               TOTAL
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                                  ACCRUAL  BASIS - 8
----------------------------------------------------------------------

----------------------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
----------------------------------------------------------------------

                                                         MONTH: January 20, 1999 - February 28, 1999
                                                                ------------------------------------

----------------------------------------------------------------------
QUESTIONNAIRE

----------------------------------------------------------------------
                                                                                                           YES        NO
------------------------------------------------------------------------------------------------------------------------------------
  1.    HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
        THE  NORMAL  COURSE  OF  BUSINESS  DURING THIS  REPORTING  PERIOD?                                            X
------------------------------------------------------------------------------------------------------------------------------------
  2.    HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
        OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                                              X
------------------------------------------------------------------------------------------------------------------------------------
  3.    ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE  FROM RELATED PARTIES?                                                                             X
------------------------------------------------------------------------------------------------------------------------------------
  4.    HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
        THIS REPORTING PERIOD?                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
  5.    HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
  6.    ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                            X
------------------------------------------------------------------------------------------------------------------------------------
  7.    ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
        PAST  DUE?                                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
  8.    ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                                       X
------------------------------------------------------------------------------------------------------------------------------------
  9.    ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                                X
------------------------------------------------------------------------------------------------------------------------------------
 10.    ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS                                                X
------------------------------------------------------------------------------------------------------------------------------------
 11.    HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
        REPORTING PERIOD?                                                                                             X
------------------------------------------------------------------------------------------------------------------------------------
 12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                               X
------------------------------------------------------------------------------------------------------------------------------------

IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

  4.    Prepetition earned employee wages and expenses were paid pursuant to bankruptcy order.  Also, pursuant to an order of the
------------------------------------------------------------------------------------------------------------------------------------
        bankruptcy court order, the debtors satisfied obligations on prepaid phonecards sold prior to the petition date.
------------------------------------------------------------------------------------------------------------------------------------
 10.    Pursuant to ordinary course business transactions with creditors in accordance with standard payment terms, certain amounts
------------------------------------------------------------------------------------------------------------------------------------
        were outstanding.
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
INSURANCE
----------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES        NO
  1.    ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                                            X
------------------------------------------------------------------------------------------------------------------------------------
  2.    ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                         X
------------------------------------------------------------------------------------------------------------------------------------
  3.    PLEASE  ITEMIZE  POLICIES  BELOW.
------------------------------------------------------------------------------------------------------------------------------------

IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "NO,"  OR  IF  ANY  POLICIES  HAVE  BEEN
CANCELLED  OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,  PROVIDE  AN  EXPLANATION
BELOW.   ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                INSURANCE POLICIES
------------------------------------------------------------------------------------------------------------------------------------
                       TYPE  OF                                                         PERIOD             PAYMENT AMOUNT
                        POLICY                                CARRIER                   COVERED             & FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
  1.    Directors & Officers Liability (A-side)          Executive Risk             12/11/98-10/22/99   $150,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
  2.    Directors & Officers Liability (A-side)          Reliance Insurance Co.     12/11/98-10/22/99   $105,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
  3.    Business Auto                                    Travelers Group            3/24/98-3/24/99     $8,109 & 10 month install
------------------------------------------------------------------------------------------------------------------------------------
  4.    Boiler & Machinery                               Travelers Group            3/24/98-3/24/99     $1,500 & annual
------------------------------------------------------------------------------------------------------------------------------------
  5.    Crime                                            Travelers Group            8/6/98-8/6/99       $3,587 & annual
------------------------------------------------------------------------------------------------------------------------------------
  6.    Commercial Umbrella                              Travelers Group            3/24/98-3/24/99     $7,060 & 10 month install
------------------------------------------------------------------------------------------------------------------------------------
  7.    Endorsements to Umbrella Policy                  Travelers Group            3/24/98-3/24/99     $2,741 & pre-payment
------------------------------------------------------------------------------------------------------------------------------------
  8.    Kidnap & Ransom                                  Travelers Group            3/24/98-3/24/99     $1,133 & annual
------------------------------------------------------------------------------------------------------------------------------------
  9.    Fiduciary Liability*                             Travelers Group            3/24/98-3/24/99     $1,002 & annual
------------------------------------------------------------------------------------------------------------------------------------
 10.    Worker's Compensation - Illinois*                Wausau                     3/24/98-3/24/99     $539 & annual
------------------------------------------------------------------------------------------------------------------------------------
 11.    Worker's Compensation - All Other States*        Wausau                     3/24/98-3/24/99     $34,860 & 10 month install
------------------------------------------------------------------------------------------------------------------------------------
 12.    Worker's Compensation - Administration Fee*      Picton Cavanaugh           3/24/98-3/24/99     $15,000 & 10 month install
------------------------------------------------------------------------------------------------------------------------------------
 13.    Endorsements to Worker's Compensation*           Wausau                     3/24/98-3/24/99     ($12,570) & pre-payment
------------------------------------------------------------------------------------------------------------------------------------
 14.    Commercial Package Policy                        Travelers Group            3/24/98-3/24/99     $36,962 & 10 month install
------------------------------------------------------------------------------------------------------------------------------------
 15.    Endorsements to Commercial Package Policy        Travelers Group            3/24/98-3/24/99     $643 & pre-payment
------------------------------------------------------------------------------------------------------------------------------------
 16.    Bond Premium                                     Harry Koch                 9/25/98-9/25/99     $500 & annual
------------------------------------------------------------------------------------------------------------------------------------

 *      Worker's Compensation and General Liability premiums are based on "estimated" payrolls. Premium adjustments may be made as actual payrolls are known.

---------------------------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                                        ACCRUAL  BASIS - 9
---------------------------------------------------------------------------

---------------------------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
---------------------------------------------------------------------------

                                                                                    MONTH: January 20, 1999 - February 28, 1999
                                                                                           ------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                PERSONNEL*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   FULLTIME   PART TIME

-------------------------------------------------------------------------------------------------------------------------
1.      Total number of employees at beginning of period (as of 1/20/99)                            180          1
-------------------------------------------------------------------------------------------------------------------------
2.      Number of employees hired during the period                                                   0          0
-------------------------------------------------------------------------------------------------------------------------
3.      Number of employees terminated or resigned during the period                                 12          0
-------------------------------------------------------------------------------------------------------------------------
4.      Total number of employees on payroll at end of period (as of 2/28/99)                       168          1
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

  *     Employees included in personnel are employees of the debtors and, accordingly, employees of non-debtors are excluded.


-------------------------------------------------------------------------------------------------------------------------
                                                     CHANGE OF ADDRESS

-------------------------------------------------------------------------------------------------------------------------


        If your mailing address has changed and you have not previously notified the


        DATE of CHANGE:  _____________________________-

        NEW ADDRESS

        __________________________________________________________________

        __________________________________________________________________

        __________________________________________________________________

        __________________________________________________________________